Defensive Strategies Fund

CLASS A: TPDAX | CLASS C: TPDCX

Before you invest, you may want to review the Funds’ prospectus, which contains more information about each Fund and its risks. You can find the Funds’ prospectus and other information about the Fund online at www.timothyplan.com. You can also get this information at no cost by calling (800) 846-7526 or by sending an e-mail request to invest@timothyplan.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated February 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Protection of principal through aggressive, proactive reactions to prevailing economic conditions.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $ 50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page 63 of the prospectus and “Purchase, Redemption and Pricing of Shares” on page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.50%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	1.00%
Redemption fees	None	None
Exchange fees	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment.)

	Class A	Class C
Management Fee	0.60%	0.60%
Distribution/Service(12b-1 Fees)	0.25%	1.00%
Other Expenses (including administrative fees, transfer agency fees, and all other ordinary operating expenses not listed above)	0.48%	0.48%

Total Annual Fund Operating Expenses (1)	1.33%	2.08%

(1)	Total Annual Fund Operating Expenses are estimated since the Fund commenced operations on November 4, 2009.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C (with redemption fee)	Class C (without redemption fee)
1 Year	682	321	218
3 Years	962	679	679
5 Years	1,271	1,186	1,186
10 Years	2,190	2,694	2,694

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund was first available on November 4, 2009; therefore the Fund does not yet have a portfolio turnover history.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its goal, the Fund will invest varying percentages of the Fund’s total assets in the investment Sectors set forth below:

•

Real Estate Investment Trusts (REITs), that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate, all of which are historically sensitive to both inflation and deflation.

•

Commodities-based Exchange Traded Funds (ETFs) which trade like stocks, yet provide the opportunity to invest in inflation sensitive physical commodities and/or commodities futures markets. Commodity ETFs invest in Physical Commodities and/or Commodity Futures Contracts which Contracts are highly leveraged investment vehicles.

•	Treasury-Inflation Protection Securities (TIPS) which coupon payments and underlying principal are automatically increased to compensate for inflation as measured by the consumer price index (CPI).

•	Cash and cash equivalents.

•

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies by taking large, small, or even no position in any one or more of the Asset Classes in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

•

The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

•

Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. To allow for optimal flexibility, the Fund is classified as a “non-diversified” fund, and, as such the Fund’s portfolio may include the securities of a smaller total number of issuers than if the Fund were classified as “diversified”.

PRINCIPAL RISKS

1.	General Risk | As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.	Real Estate Investment Trust Risk | The Fund is subject to the risks experienced in real estate ownership, real estate financing, or both. As the economy is subjected to a period of economic deflation or interest rate increases, the demand for real estate may fall, causing a decline in the value of real estate owned. Also, as interest rates increase, the values of existing mortgages fall. The higher the duration (a calculation reflecting time risk, taking into account the average maturity of the mortgages), of the mortgages held in REITs owned by the Fund, the more sensitive the Fund is to interest rate risks. The Fund is also subject to credit risk; the Fund could lose money if mortgagors default on mortgages held in the REITs.

3.	Commodities-based Exchange Traded Funds | Commodity ETFs invest in Physical Commodities and/or Commodity Futures Contracts which Contracts are highly leveraged investment vehicles, and therefore generally considered to be high risk. By investing in Commodity ETFs the Fund assumes portions of that risk. ETFs may only purchase commodities futures contracts (the buy side), therefore the Fund’s risk includes missing opportunities to realize gains by shorting futures contracts (the sell side) in deflationary economic periods. It is possible the Fund’s entire ETF investment could be lost.

4.	Treasury-Inflation Protection Securities Risk | Because the real rate of return offered by TIPS, which represents the growth of your purchasing power, is guaranteed by the Federal Government, TIPS may offer a lower return than other fixed income instruments that do not have such guarantees. Other conventional bond issues may offer higher yields, and the Fund may invest in such bond issues if deemed advantageous by the Adviser and Investment Managers.

5.	Excluded Security Risk | Because the Fund does not invest in Excluded Securities (including certain REITs), and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

6.	Non-Diversification Risk | Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund’s investments were more widely distributed.

7.	Who Should Buy This Fund | The Fund is most appropriate for investors who seek a hedge against inflation, understand the risks of investing in each of the various asset classes, and who are willing to accept moderate amounts of volatility and risk.

PAST PERFORMANCE

The Fund commenced investment operations on November 4, 2009. Accordingly, performance information is not yet available.

MANAGEMENT

Investment Adviser

Timothy Partners, Ltd.

Sub-Adviser

Barrow, Hanley, Mewhinney and Strauss serves as Investment Manager of the TIPS portion of the Fund.

Portfolio Manager

Arthur D. Ally, of Timothy Partners, Ltd., has served the fund since November 1, 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1000 or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.